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                               SECURITY AGREEMENT


          This SECURITY AGREEMENT ("Agreement"), dated as of January 23, 1998, is made by HAWKER PACIFIC AEROSPACE, a California corporation ("Grantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Bank under the Loan Agreement referred to below ("Secured Party"). Terms defined in the Loan Agreement (as hereinafter defined) and not otherwise defined in this Agreement are used herein with the same meanings.

                                     RECITALS

          A. Pursuant to the Amended and Restated Business Loan Agreement of even date herewith by and among Grantor, as Borrower, and Secured Party, as Bank (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), Secured Party has agreed to extend certain credit facilities to Grantor.

          B. The Loan Agreement provides, as a condition of the availability of such credit facilities on the Closing Date, that Grantor shall enter into this Agreement and shall grant security interests to Secured Party as herein provided.

                                    AGREEMENT

          NOW, THEREFORE, in order to induce Bank to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

          1.   DEFINITIONS.  This Agreement is the Borrower Security
Agreement referred to in the Loan Agreement. This Agreement is one of the Loan Documents referred to in the Loan Agreement. Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

          "ADVANCE" means any advance made or to be made by Bank to Grantor as provided in ARTICLE 2, and INCLUDES advances made under Facility No. 1, Facility No.


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2, any Capital Expenditure Loan made pursuant to Facility No. 3 and all
Letters of Credit issued by Bank for the account of Grantor.

          "AFFILIATE" means, as to any Person, any other Person which indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); PROVIDED that, in any event, any Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to control such corporation or other Person.

          "COLLATERAL" means and includes all present and future right, title and interest of Grantor, in or to any Property or assets whatsoever, and all rights and powers of Grantor to transfer any interest in or to any Property or assets whatsoever, INCLUDING, without limitation, any and all of the following property:

               (a) All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, letters of credit, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Documents), notes and drafts, and all forms of obligations owing to Grantor or in which Grantor may have any interest, however created or arising and whether or not earned by performance;

               (b) All present and future general intangibles, all tax refunds of every kind and nature to which Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds of which Grantor is a beneficiary;

               (c) All present and future deposit accounts of Grantor, INCLUDING, without limitation, any demand, time, savings, passbook or like account maintained by Grantor with any bank, savings and loan association,


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     credit union or like organization, and all cash and cash equivalents of
     Grantor, whether or not deposited in any such deposit account;

               (d) All present and future books and records, INCLUDING, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

               (e) All present and future goods, INCLUDING, without limitation, all consumer goods, farm products, inventory, equipment, gaming devices and associated equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Grantor's business;

               (f) All present and future inventory and merchandise, INCLUDING, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

               (g) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, limited liability company interests, joint venture interests, investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

               (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

               (i)  All other tangible and intangible property of Grantor;

               (j) All rights, remedies, powers and/or privileges of Grantor with respect to any of the foregoing; and

               (k) Any and all proceeds and products of any of the foregoing, INCLUDING, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and


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     any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

PROVIDED that the term "COLLATERAL", as used in this Agreement, shall NOT include the following: (i) interests pledged pursuant to the Pledge Agreement; or (ii) real property or any interest therein.

          "GOVERNMENTAL AGENCY" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court or administrative tribunal.

          "LAWS" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

          "LOAN" means the aggregate of the Advances made at any one time by Bank pursuant to ARTICLE 2.

          "PERSON" means any entity, whether an individual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or otherwise.

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "SECURED OBLIGATIONS" means any and all present and future obligations of any type or nature of Grantor to Secured Party arising under or relating to (a) the Loan Agreement and the other Loan Documents including all obligations with respect to Loans or Letters of Credit made under the Loan Agreement and obligations under the Loan Documents executed in connection therewith, (b) interest rate swaps and other hedging arrangements entered into by Bank and Grantor, (c) the documents governing each other credit facility hereafter made available to Grantor or guarantied by Grantor, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Grantor.

          2. FURTHER ASSURANCES. At any time and from time to time at the request of Secured Party, Grantor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance

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satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party's security interests granted pursuant to SECTION 3 of this Agreement. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interests granted in SECTION 3 of this Agreement. Before and after the occurrence of any Event of Default, at Secured Party's request, Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantor will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of securities, instruments, partnership, joint venture or limited liability company interests or the like, Grantor hereby consents and agrees that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

          3. SECURITY AGREEMENT. For valuable consideration, Grantor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

          4. GRANTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS. EXCEPT as otherwise disclosed to Secured Party in writing concurrently herewith, Grantor represents, warrants and agrees that: (a) Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral, EXCEPT such as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges,

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Liens and assessments, Secured Party, after an Event of Default, at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same;
(b) the Collateral will not be used for any unlawful purpose or in violation of any Laws in any material respect, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like Property; (d) Grantor will take all reasonable steps to preserve and protect the Collateral; (e) Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Loan Agreement, and will cause Secured Party to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the Loan Agreement), will obtain the written agreement of the insurers that such insurance shall not be canceled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (f) Grantor will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral (considered as a whole) from any source whatsoever, and, EXCEPT for the disposition of collections and other proceeds of the Collateral permitted by
SECTION 7 hereof, Grantor will not remove or permit to be removed any part of the Collateral from its places of business without the prior written consent of Secured Party, EXCEPT for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Documents; and (g) in the event Grantor changes its name or its address as either are set forth herein or in the Loan Agreement, Grantor will notify Secured Party of such name and/or address change promptly, but in any event, within five (5) days.

          5. SECURED PARTY'S RIGHTS RE COLLATERAL. At any time (whether or not an Event of Default has occurred), without notice or demand and at the expense of Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) at all reasonable times on reasonable notice, provided that if no Default or Event of Default exists, Bank will provide one (1) business day prior written or verbal notice of its intention to exercise its rights, and, if requested by Borrower, will provide written confirmation of any such verbal notice, enter upon any premises on which Collateral is situated and examine the same or (b) perform any obligation of Grantor under this Agreement or any obligation of any other Person under the Loan Documents. At any time and from time to time, at the

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expense of Grantor, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (i) after an Event of Default, notify obligor on the Collateral that the Collateral has been assigned to Secured Party; and (ii) at any time and from time to time request from obligors on the Collateral, in the name of Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon, PROVIDED, HOWEVER, that any such action which involves communicating with customers of Grantor shall be carried out by Secured Party through such Grantor's independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in SECTION 9. Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Grantor shall at any time at Secured Party's request mark the Collateral and/or Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations reasonably satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

          6. COLLECTIONS ON THE COLLATERAL. EXCEPT as otherwise provided in any Loan Document, Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantor in trust for Secured Party and immediately delivered in kind to Secured Party. Any remittance received by Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interests. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name

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of Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantor, to the same extent as though it were manually executed by the duly authorized officer of Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

          7. POSSESSION OF COLLATERAL BY SECURED PARTY. All the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral delivered to Secured Party shall be held in an interest-bearing account, which is in the form of cash or cash equivalent, and Secured Party shall apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate Secured Party to obtain any particular return on the Collateral. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantor's obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantor, and the receipt of any of the same by Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

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          8.   EVENTS OF DEFAULT.  There shall be an Event of Default
hereunder upon the occurrence and during the continuance of an Event of Default under the Loan Agreement.

          9. RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (INCLUDING, without limitation, all rights set forth in SECTION 5 hereof) or under any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in California and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantor and without affecting the Secured Obligations of Grantor hereunder or under any other Loan Document, or the enforceability of the Liens created hereby: (a) to foreclose the Liens created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same;
(c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of Secured Party, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral;
(h) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, INCLUDING any judicial or nonjudicial foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor

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from personal liability on any of the Collateral, and Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other Property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantor may be applied by Secured Party without notice to Grantor to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (n) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; PROVIDED that Secured Party agrees that it will promptly deliver over to Grantor such opened mail as does not relate to the Collateral; and (o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantor will, at Secured Party's request, assemble the Collateral and make it available to Secured Party at places which Secured Party may reasonably designate, whether at the premises of Grantor or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantor for the purpose of Secured Party's taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

          Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantor hereby expressly consents upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice

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thereof or invalidate any act done pursuant to such notice.  The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

          Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantor's place of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral's being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantor expressly waives any right to direct the order and manner of sale of any Collateral. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion. Grantor and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

          Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Grantor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Grantor at its address set forth in the Loan Agreement, or delivered or otherwise sent to Grantor, at least five (5) days before the date of the sale.

          With respect to any Collateral consisting of securities, partnership interests, joint venture interests, limited liability company interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, Grantor agrees that if such Collateral is sold for a price which Secured Party in good faith believes to be

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reasonable under the circumstances then existing, then (a) the sale shall be not be deemed to be commercially unreasonable by reason of price, (b) Grantor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

          Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Grantor or any other Person, and Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted.

          10. ATTORNEY-IN-FACT. Grantor hereby irrevocably nominates and appoints Secured Party as their attorney-in-fact for the following purposes:
(a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Grantor is obligated to do under this Agreement, at the expense of the Grantor and without any obligation to do so;
(c) to prepare, sign, file and/or record, for Grantor, in the name of Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; PROVIDED, HOWEVER, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto (other than Secured Party's own gross negligence or wilful misconduct).

          11. COSTS AND EXPENSES. Grantor agrees to pay to Secured Party all costs and expenses (INCLUDING, without limitation, reasonable attorneys' fees and disbursements, including allocated costs of in-house counsel), incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, INCLUDING reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (INCLUDING, without limitation, the right to perform any Secured Obligation of Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by Grantor, immediately upon demand, together with interest thereon at the Default Rate.

          12. STATUTE OF LIMITATIONS AND OTHER LAWS. Until the Secured Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

          13. OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

          14. CONTINUING EFFECT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets.

          15. RELEASE OF GRANTOR. This Agreement and all Secured Obligations of Grantor hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitments remain outstanding. Upon such release of Grantor's Secured Obligations hereunder, Secured Party shall return any pledged Collateral to Grantor, or to the Person or

Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantor.

          16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the local laws of the State of California.

          17. ATTORNEY'S FEES. In any action to enforce this Agreement, the prevailing party shall be entitled to receive, in addition to any other relief awarded by the tribunal, its attorney's fees and costs (including the allocated fees and costs of internal counsel).

          IN WITNESS WHEREOF, Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

                                       "Grantor"

                                        HAWKER PACIFIC AEROSPACE, a California
                                        corporation


                                        By: /s/ Brian Aune
                                           ------------------------------

                                                CFO
                                           ------------------------------
                                             [Name and Title]

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"Secured Party"

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Secured Party


By: /s/ [ILLEGIBLE]
   ---------------------------

Title: Vice President
      ------------------------